AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

        This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 25, 2020 (the “Amendment”), between Air T, Inc., a Delaware corporation (the “Borrower”), and Minnesota Bank & Trust, a Minnesota state banking corporation (the “Lender”).

RECITALS:

A. The Borrower and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of March 28, 2019, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of September 24, 2019, and by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 31, 2019 (as so amended, the “Original Agreement”).

B. The Borrower has requested that the Lender amend certain terms of the Original Agreement.
C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrower.

NOW, THEREFORE, the parties agree as follows:

1.Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.
2.Amendments. The Original Agreement is hereby amended as follows:
(a)The definitions of the terms “Revolving Credit Commitment Termination Date” and “Supplemental Revolving Credit Commitment Termination Date” appearing in Section 1.01 of the Original Agreement are hereby amended in their respective entireties to read as follows:
“ ‘Revolving Credit Termination Date’ means the earliest to occur of (a) August 31, 2021, (b) the date the Revolving Credit Commitment is reduced to zero pursuant to Section 2.05, and (c) the termination of the Revolving Credit Commitment pursuant to Section 8.02.

        ‘Supplemental Revolving Credit Termination Date’ means the earliest to occur of (a) August 31, 2021, (b) the date the Supplemental Revolving Credit Commitment is reduced to zero pursuant to Section 2.05A, and (c) the termination of the Supplemental Revolving Credit Commitment pursuant to Section 8.02.’

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3.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received:
(a)this Amendment, duly executed by a Responsible Officer of Borrower;
(b)a certificate of the secretary of Borrower in the form provided by the Bank, appropriately completed and duly executed by Borrower’s secretary;
(c)an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by each Guarantor; and
(d)such other documents as the Lender may reasonably request.
4.Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:
(a)The execution, delivery and performance by the Borrower of this Amendment and any other Loan Document to which the Borrower is a party have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;
(b)The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of the Borrower shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, of the Borrower most recently delivered to the Lender pursuant to Section 6.01(a) or 6.01(b) of the Original Agreement;
(c)No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations;
(d)The Original Agreement, as amended by this Amendment, and each other Loan Document to which the Borrower is a party are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and
(e)Before and after giving effect to this Amendment, there does not exist any Default or Event of Default.
5.Release. The Borrower hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Borrower in connection with the Loan Documents and the transactions related thereto
6.Reference to and Effect on the Loan Documents.
(a)From and after the date of this Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document.
7.Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower’s paying or omission to pay, such taxes or fees.
8.Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE

INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.
9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
10.Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
11.Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment.
        [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above.

AIR T, INC.

By: _________________________________
Name: Brian Ochocki
Its: Chief Financial Officer

Minnesota Bank & Trust

By:_________________________________
Name: Eric P. Gundersen
Title:  Senior Vice President

[signature page Amendment No. 3 to Amended and Restated Credit Agreement]

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